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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2002


                           TRAVIS BOATS & MOTORS, INC.
             (Exact name of registrant as specified in its charter)


                                      TEXAS
                 (State or other jurisdiction of incorporation)

        005-49897                                        74-2024798
 (Commission File Number)                     (IRS Employer Identification No.)



                          12116 Jekel Circle, Suite 102
                               Austin, Texas 78727
           (Address of principal executive office, including zip code)

                                 (512) 347-8787
              (Registrant's telephone number, including area code)



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ITEM 5. Other Events.

                  On September 30, 2002, Travis Boats & Motors, Inc. ("Travis", or the "Company"), issued a press release relating to the election of two new members of the Board of Directors of the Company. The new directors are James Karides, CPA, and Bob Ring.



ITEM 7.
     (c) Exhibits.

         99.2 A copy of a press release dated September 30, 2002 by Travis Boats & Motors, Inc., relating to the election of two new directors to the Board of Directors of the Company, is filed as
               Exhibit 99.2 to this Current Report and is incorporated herein by reference.










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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TRAVIS BOATS & MOTORS, INC.
                                            (Registrant)




Date: October 2, 2002                       By: /s/ Michael B. Perrine
                                               ---------------------------------
                                               Michael B. Perrine, Chief
                                               Financial Officer,
                                               Secretary, Treasurer





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